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                                                                   EXHIBIT 10.19


                                NETLIBRARY, INC.

                    AMENDMENT TO SECOND AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


         THIS AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "Agreement") is made and entered into as of January 18, 2000, by and among NETLIBRARY, INC., a Delaware corporation (the "Company"), those certain holders of the Company's Common Stock listed on Exhibit A hereto (the "Key Stockholders") and the persons and entities listed on Exhibit B hereto, as amended from time to time (the "Investors").

                                    RECITALS

         WHEREAS, the Key Stockholders or their transferees are the beneficial owners of an aggregate of Two Million Eight Hundred Seventy Thousand Two Hundred Ninety-Seven (2,870,297) shares of the Common Stock of the Company;

         WHEREAS, the Company previously sold shares of its Series A Preferred Stock (the "Series A Preferred Stock"), its Series B Preferred Stock (the "Series B Preferred Stock") and its Series C Preferred Stock (the "Series C Preferred Stock") to certain of the Investors;

         WHEREAS, the Company, the Key Stockholders and such Investors entered into a certain Amended and Restated Stockholders Agreement, dated as of October 8, 1999 (the "Stockholders Agreement");

         WHEREAS, the Company proposes to sell shares of its Series D Preferred Stock (the "Series D Preferred Stock") to certain of the Investors pursuant to the Series D Preferred Stock Purchase Agreement (the "Series D Purchase Agreement") of even date herewith (the "Series D Financing"); and

         WHEREAS, in connection with the consummation of the Series D Financing, the Company, the Key Stockholders and the Investors desire to amend the Stockholders Agreement as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1(c) shall be modified in its entirety to read as follows:

                  (c) "INVESTOR SHARES" shall mean all shares of capital stock of the Company registered in the names of the Investors or beneficially


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         owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Investors after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock).

         2. Section 3.4(a) shall be amended by (i) deleting the word "and" before the words "each holder of Series C Preferred Stock," and (ii) by inserting after the words "(390,000) shares of Series C Preferred Stock" the following: "and each holder of Series D Preferred Stock that, by itself or with its Affiliates holds at least Two Hundred Eighty Thousand (280,000) shares of Series D Preferred Stock."

         3. Except as specifically set forth above the Stockholders Agreement shall remain in effect, without modification.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT as of the date first above written.

COMPANY:

NETLIBRARY, INC.
3080 Center Green Drive
Boulder, Colorado  80301


By:  /s/ TIMOTHY R. SCHIEWE
   ------------------------------
Name: Timothy R. Schiewe
Title: President and CEO


KEY STOCKHOLDERS:

/s/ TIMOTHY R. SCHIEWE                         WORLD VENTURE PARTNERS, INC.
----------------------------------
Timothy R. Schiewe

                                               By:  /s/ PETE ESTLER
/s/ F. CLARK ELLIS                                ------------------------------
----------------------------------                Name:  Pete Estler
F. Clark Ellis                                    Title: Principal

/s/ HENRY VELLANDI
----------------------------------
Henry Vellandi


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INVESTORS:

ABC-CLIO                                      ANSCHUTZ FAMILY
                                              INVESTMENT COMPANY LLC

                                              By: Anschutz Company, its Manager

By: /s/ RONALD J. BOEHM                       By: /s/ SCOTT CARPENTER
   ------------------------------                -------------------------------
Name:  Ronald J. Boehm                        Name: Scott Carpenter
Title: CEO                                    Title: Vice President
Date:  January 10, 2000                       Date:  January   , 2000
                                                             --



BOWANA FOUNDATION                             BCI INVESTMENTS II, LLC

By: /s/ ERIC J. SWANSON                       By: /s/ JEFFREY S. DEMOND
   ------------------------------                -------------------------------
Name: Eric J. Swanson                         Name: Jeffrey S. DeMond
Title: Vice President                         Title: Manager/Member
Date:  January   , 2000                       Date:  January   , 2000
               --                                            --



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BAIN CAPITAL FUND VI, L.P.                    PEP INVESTMENTS PTY LTD

By: Bain Capital Partners VI, L.P.,           By: Bain Capital, Inc.,
    its General Partner                           its attorney-in-fact

By: Bain Capital Investors VI, Inc.,          By: /s/ JOSHUA BERENSTEIN
    its General Partner                          -------------------------------
                                              Name: Joshua Berenstein
                                              Title: Managing Director
                                              Date: January __, 2000

    By: /s/ JOSHUA BERENSTEIN
       --------------------------
    Name: Joshua Berenstein
    Title: Managing Director
    Date: January __, 2000


BROOKSIDE CAPITAL PARTNERS                    SANKATY HIGH YIELD ASSET
FUND, L.P.                                    PARTNERS, L.P.

By: /s/ D. FERRANTE                           By: /s/ JOSHUA BERENSTEIN
   ------------------------------                -------------------------------
Name: Domenic Ferrante                        Name: Joshua Berenstein
Title: Managing Director                      Title: Managing Director
Date: January __, 2000                        Date: January __, 2000



BCIP ASSOCIATES II                            BCIP ASSOCIATES II-B

By: Bain Capital, Inc.,                       By: Bain Capital, Inc.,
    its Managing Partner                          its Managing Partner

    By: /s/ JOSHUA BERENSTEIN                     By: /s/ JOSHUA BERENSTEIN
       --------------------------                    ---------------------------
    Name: Joshua Berenstein                       Name: Joshua Berenstein
    Title: Managing Director                      Title: Managing Director
    Date: January __, 2000                        Date: January __, 2000




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BERGER NEW GENERATION FUND
A SERIES OF THE BERGER INVESTMENT
PORTFOLIO OF TRUSTS

By: /s/ MARK S. SUNDERHUSE
   ------------------------------
Name: Mark S. Sunderhuse
Title:  Managing Director
Date:  January 25, 2000



COMCAST INTERACTIVE CAPITAL, L.P.

By: CIC Partners, LP, its general partner

    By: /s/ ABRAM E. PATLOVE
       --------------------------
    Name: Abram E. Patlove
    Title: Vice President
    Date:  January   , 2000
                   --



COVESTCO-MEDEURA, LLC                         UNIVERSITY OF COLORADO FOUNDATION

By: /s/ ALBIN JOHANN                          By: /s/ JIM BARLOW
   ------------------------------                -------------------------------
Name: Albin Johann                            Name: Jim Barlow
Title: Director                               Title: CFO Treasurer
Date:  January 24, 2000                       Date:  March 2, 2000




DLJ CAPITAL CORP.                             DLJ ESC II, L.P.

By: /s/ ROBERT FINZI                          By: /s/ ROBERT FINZI
   ------------------------------                -------------------------------
Name: Robert Finzi                            Name: Robert Finzi
Title: Vice President                         Title: Vice President
Date:  January 4, 2000                        Date:  January 4, 2000




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EBSCO INDUSTRIES, INC.                        EPIXTECH, INC. (FORMERLY KNOW AS
                                              AMERITECH LIBRARY SERVICES)


By: /s/ TIM COLLINS                           By: /s/ LANA PORTER
   ------------------------------                -------------------------------
Name:  Tim Collins                            Name:  Lana Porter
Title: Vice President                         Title: President / CEO
Date:  January __, 2000                       Date:  January __, 2000


FOLLETT CORPORATION                           HOUGHTON MIFFLIN

By: /s/ KENNETH J. HULL                       By: /s/ NADER F. DAREHSHORI
   ------------------------------                -------------------------------
Name:  Kenneth J. Hull                        Name:  Nader F. Darehshori
Title: Chairman / CEO                         Title: Chairman, President & CEO
Date:  January 11, 2000                       Date:  January 18, 2000


LDIG NL, INC.                                 MARCEL DEKKER, INC.

By: /s/ CRAIG ENENSTEIN                       By: /s/ DAVID DEKKER
   ------------------------------                -------------------------------
Name:  Craig Enenstein                        Name:  David Dekker
Title: VP Business Development & Strategy     Title: COO
Date:  March 2, 2000                          Date:  January 31, 2000


MARKET STREET PARTNERS NL                     MARQUETTE VENTURE PARTNERS
                                              III, L.P.

By: /s/ MICHAEL C. FRANSON                    By: Marquette III, L.L.C.,
   ------------------------------                 its General Partner
Name:  Michael C. Franson
Title: Managing Partner                       By: /s/ LLOYD D. RUTH
Date:  January 11, 2000                          -------------------------------
                                              Name:  Lloyd D. Ruth
                                              Title: Authorized Signatory
                                              Date:  January __, 2000

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THE MCGRAW-HILL
COMPANIES, INC.                               PARKER & SON LIMITED


By: /s/ ROBERT J. BAHASH                      By: /s/ TIM EUSTACE
   ------------------------------                -------------------------------
Name:   Robert J. Bahash                      Name:   Tim Eustace
Title:  EVP CFO                               Title:  Director / Secretary
Date:   January 11, 2000                      Date:   January __, 2000


PARTHENON INVESTORS, L.P.                     PCIP INVESTORS, L.P.

By: PCIP Investors,                           By: PCIP Investors,
    its general partner                           its general partner

    By: /s/ JOHN RUTHERFORD                       By: /s/ JOHN RUTHERFORD
       --------------------------                    ---------------------------
    Name:   John Rutherford                       Name:   John Rutherford
    Title:  Managing Member                       Title:  General Partner
    Date:   January 18, 2000                      Date:   January 18, 2000


PEARL STREET TRUST                            REPERTOIRE CAPITAL
                                              VENTURES RLLLP

By: /s/ SCOTT A. BECK                         By: /s/ KARL FRIEDMAN
   ------------------------------                -------------------------------
Name:   Scott A. Beck                         Name:   Karl Friedman
Title:  Trustee                               Title:  General Partner
Date:   January 11, 2000                      Date:   January __, 2000


SEQUEL LIMITED PARTNERSHIP                    SEQUEL EURO LIMITED
                                              PARTNERSHIP

By: Sequel Venture Partners, L.L.C.,          By: Sequel Venture Partners,
    General Partner                               L.L.C., General Partner


By: /s/ THOMAS G. WASHING                     By: /s/ THOMAS G. WASHING
   ------------------------------                -------------------------------
Name:   Thomas G. Washing                     Name:   Thomas G. Washing
Title:  General Partner                       Title:  General Partner
Date:   January 10, 2000                      Date:   January 10, 2000



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


SORENSON LIMITED PARTNERSHIP,
FLLLP


By: /s/ RALPH Z. SORENSON
   -------------------------------
Name:   Ralph Z. Sorenson
Title:  General Partner
Date:   January __, 2000


SPROUT CAPITAL VIII, L.P.                     SPROUT VENTURE CAPITAL, L.P.

By: DLJ Capital Corp.                         By: DLJ Capital Corp.
    Its Managing General Partner                  Its Managing General Partner

By: /s/ ROBERT FINZI                          By: /s/ ROBERT FINZI
   ------------------------------                -------------------------------
Name:   Robert Finzi                          Name:   Robert Finzi
Title:  Vice President                        Title:  Vice President
Date:   January 11, 2000                      Date:   January 11, 2000


THE TELL ERTL FAMILY TRUST                    WORLD VENTURE PARTNERS, INC.

By: /s/ JOSEPH L. FOX                         By: /s/ PETE ESTLER
   ------------------------------                -------------------------------
Name:   Joseph L. Fox                         Name:   Pete Estler
Title:  Trustee                               Title:  Principal
Date:   January 17, 2000                      Date:   January __, 2000


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WPG NETWORKING FUND, LP                       WPG SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,                 By: Weiss, Peck & Greer, LLC,
    its General Partner                           its General Partner

    By: /s/ RICHARD POLLACK                       By: /s/ RICHARD POLLACK
       --------------------------                    ---------------------------
    Member                                        Member
    Name: Richard Pollack                         Name: Richard Pollack
    Title: General Counsel &                      Title: General Counsel &
           Managing Director                             Managing Director
    Date:  January __, 2000                       Date:  January __, 2000



WPG INSTITUTIONAL                           WPG INSTITUTIONAL
NETWORKING FUND, LP                         SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,               By: Weiss, Peck & Greer, LLC,
    its General Partner                         its General Partner

    By: /s/ RICHARD POLLACK                     By: /s/ RICHARD POLLACK
       --------------------------                  -----------------------------
    Member                                        Member
    Name: Richard Pollack                         Name: Richard Pollack
    Title: General Counsel &                      Title: General Counsel &
           Managing Director                             Managing Director
    Date:  January __, 2000                       Date:  January __, 2000



WPG RAYTHEON                                WPG RAYTHEON
NETWORKING FUND, LP                         SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,               By: Weiss, Peck & Greer, LLC,
    its attorney-in-fact                        its attorney-in-fact

    By: /s/ RICHARD POLLACK                     By: /s/ RICHARD POLLACK
       --------------------------                  -----------------------------
    Member                                        Member
    Name: Richard Pollack                         Name: Richard Pollack
    Title: General Counsel &                      Title: General Counsel &
           Managing Director                             Managing Director
    Date:  January __, 2000                       Date:  January __, 2000



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/s/ RAJ MEHRA                               /s/  LLOYD RUTH
---------------------------------           ------------------------------------
RAJ MEHRA                                   LLOYD RUTH

/s/ TIM COLLINS                             /s/  SHARON MAGNESS
---------------------------------           ------------------------------------
TIM COLLINS                                 SHARON MAGNESS

/s/ NAVEEN JAIN                             /s/  PETER BEHRENDT
---------------------------------           ------------------------------------
NAVEEN JAIN                                 PETER BEHRENDT

/s/ RALPH Z. SORENSON                       /s/  NANCY OVERMAN
---------------------------------           ------------------------------------
RALPH Z. SORENSON                           NANCY OVERMAN

/s/ ANA JAIN                                /s/  LILLIAN NADHIR
---------------------------------           ------------------------------------
ANA JAIN                                    LILLIAN NADHIR

/s/ MARK WATTLES
---------------------------------
MARK WATTLES



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In addition to becoming a party to the Agreement, the undersigned consents to be bound by the terms of the Second Amended and Restated Stockholders Agreement.


/s/ DAN H. BROUGHTON
----------------------
 DAN H. BROUGHTON


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